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                                                                    EXHIBIT 10.3


              CONTRACT AMENDMENT NO. 1 TO THE ECHOSTAR IX CONTRACT
                          CONTRACT NO. TP99022 BETWEEN
                        ECHOSTAR ORBITAL CORPORATION AND
                            SPACE SYSTEMS/LORAL, INC.

THIS CONTRACT AMENDMENT NO. 1 (the "Amendment") is entered into effective as of the 9th day of November 2000, between ECHOSTAR ORBITAL CORPORATION (the "Purchaser") and SPACE SYSTEMS/LORAL, INC. (the "Contractor").

WHEREAS, Contractor and Purchaser are parties to Contract No. TP99022 (the "Contract") dated February 22, 2000,

WHEREAS, Contractor and Purchaser desire to amend the Contract to recognize a price increase of [CONFIDENTIAL INFORMATION REDACTED] to Purchaser's share of the Firm Fixed Price for incorporating the additional technical specification requirements for the Ka-band payload set forth in Exhibit B to the Contract, Echo IX Performance Specification, dated October 18, 2000,

WHEREAS, Contractor and Purchaser desire to amend the Contract to recognize a price increase of [CONFIDENTIAL INFORMATION REDACTED] to Skynet's share of the Firm Fixed Price for incorporating certain changes to the C-Band payload, and

WHEREAS, Contractor and Purchaser desire to amend Attachment A to the Contract;

NOW, THEREFORE, in consideration of the mutual covenants and conditions in this Amendment and in the Contract and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Price Increase: The Firm Fixed Price set forth in Section 4.1 of the Contract is hereby increased by [CONFIDENTIAL INFORMATION REDACTED] increase to Purchaser's share of the Firm Fixed Price and a [CONFIDENTIAL INFORMATION REDACTED] increase to Skynet's share of the Firm Fixed Price) FROM[CONFIDENTIAL INFORMATION REDACTED] . Purchaser's share of such increase shall be invoiced in the manner set forth in the revised Attachment A to the Contract attached hereto. Purchaser's total share of the Firm Fixed Price is hereby increased to [CONFIDENTIAL INFORMATION REDACTED] and Skynet's total share of the Firm Fixed Price is hereby increased to [CONFIDENTIAL INFORMATION REDACTED].

2. Attachment A: Attachment A to the Contract is hereby replaced and superceded in its entirety by the revised Attachment A to the Contract attached hereto.

3. Defined Terms: All capitalized terms in this Amendment, not otherwise defined herein, shall have the same meaning as ascribed to them in the Contract.

                                        1
                                                    CONFIDENTIAL AND PROPRIETARY

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                                                                    Amendment 19
                                                                          Page 2

4. Ratification and Affirmation: The Contract, as modified by the express terms of this Amendment, is hereby ratified and affirmed by Purchaser and Contractor, and shall remain in full force and effect.

5. Counterparts: This Amendment may be executed in one or more counterparts, all of which taken together shall constitute the Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first written above:

CONTRACTOR:                           PURCHASER:

SPACE SYSTEMS/LORAL, INC.             ECHOSTAR ORBITAL CORPORATION


By:                                   By:
   -------------------------------        --------------------------------------

Name:  R. A. Haley                    Name:
                                           -------------------------------------

Title: Senior Vice President & CFO    Title:
                                            ------------------------------------




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                                                                    Amendment 19
                                                                          Page 3



                                  ATTACHMENT A


[CONFIDENTIAL INFORMATION REDACTED]